Exhibit 10.2

EXECUTION COPY

AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) is made and entered into as of December 5, 2016, by and among (i) each of the SUBSIDIARY GUARANTORS identified as such on the signature pages to this Guaranty (together with any additional Subsidiaries of the Borrower which become parties to this Guaranty by executing a supplement hereto in the form attached as Annex I, the “Guarantors”), and (ii) JPMORGAN CHASE BANK, N.A., acting as Administrative Agent (“Administrative Agent”), for the benefit of the SECURED PARTIES (as defined in that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; certain capitalized terms used in this Guaranty have the meanings assigned to such terms in the Credit Agreement unless expressly otherwise defined in this Guaranty and are incorporated by reference herein)) entered into among ALMOST FAMILY, INC., a Delaware corporation (“Borrower”), the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Credit Agreement amends and restates in its entirety the Existing Credit Agreement (as defined in the Credit Agreement), providing that the Lenders have severally agreed to make the Commitment for Loans and Letters of Credit and other financial accommodations to or for the account of the Borrower upon the terms and subject to the conditions set forth in the Credit Agreement and, among other things, re-evidences the Borrower’s outstanding obligations under the Credit Agreement.

WHEREAS, certain of the Guarantors executed and delivered that certain Guaranty dated as of December 2, 2010 (as previously amended, restated, supplemented or otherwise modified, the “Existing Guaranty”);

WHEREAS, each Guarantor party to the Existing Guaranty wishes to affirm its obligations under the terms of the Existing Guaranty and to amend and restate the terms of the Existing Guaranty;

WHEREAS, it is a condition precedent to the extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment when due of all Secured Obligations, including, without limitation, all principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by the Borrower under the Credit Agreement or the other Loan Documents; and

WHEREAS, in consideration of the direct and indirect financial and other support that the Borrower has provided, and such direct and indirect financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the Secured Obligations under the Credit Agreement and the other Loan Documents;

NOW THEREFORE, in consideration of the premises contained herein and for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Reaffirmation and Guaranty.  Each Guarantor party to the Existing Guaranty affirms its obligations under and the terms and conditions of the Existing Guaranty and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.  Each Guarantor party to the Existing Guaranty acknowledges and agrees with the Administrative Agent that the Existing Guaranty is amended, restated, and superseded in its entirety pursuant to the terms hereof.  Furthermore, each of the Guarantors, for themselves and their respective successors and assigns, hereby absolutely, irrevocably and unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured Obligations, including, without limitation, (i) the principal of and interest on each Loan made to the Borrower pursuant to the Credit Agreement, (ii) obligations owing under or in connection with Letters of Credit, (iii) all other amounts payable by the Borrower or any Subsidiary under the Credit Agreement and the other Loan Documents, and including, without limitation, all Swap Obligations and Banking Services Obligations and (iv) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the “Guaranteed Obligations”; provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor).  Upon the failure by the Borrower, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, subject to any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Credit Agreement or the relevant other Loan Document, as the case may be.

SECTION 2.                            Continuing Guarantee.  Each of the Guarantors’ obligations hereunder shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than Unliquidated Obligations that have not yet arisen) and the Commitments and all Letters of Credit issued under the Credit Agreement shall have terminated or expired or, in the case of all Letters of Credit, are fully collateralized on terms reasonably acceptable to the Administrative Agent, at which time, subject to all the foregoing conditions, the guarantees made hereunder shall automatically terminate.  The liability of Guarantors under this Guaranty shall continue, notwithstanding the payment in full of the Guaranteed Obligations, if any payment made on the Guaranteed Obligations (including any amount payable by the Borrower or any other party under the Credit Agreement, any Swap Agreement, any Banking Services Agreement or any other Loan Document) is rescinded, must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower, or is subsequently recovered from Lenders under any federal, state or other bankruptcy, insolvency or similar law, each of the Guarantors’ obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. The Secured Parties shall have the right of immediate recourse against the Guarantors for full and

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immediate payment of the Guaranteed Obligations guaranteed at any time after the Guaranteed Obligations, or any part thereof, have not been paid in full according to the tenor and under the terms of the instruments governing such Guaranteed Obligations, whether on demand, at fixed maturity, or maturity accelerated by reason of a default (each reference in this Guaranty to rights and entitlements of the Secured Parties and actions or omissions of the Secured Parties in connection with the enforcement of this Guaranty shall be construed to include rights, entitlements, acts and omissions of the Administrative Agent acting on behalf of the Secured Parties pursuant to the Credit Agreement, whether or not expressly so indicated).

SECTION 3.                            Guaranty Absolute.  Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection, and Guarantors therefore agree that neither the Administrative Agent nor the Secured Parties shall be obligated prior to or as a condition to seeking recourse against or receiving payment from Guarantors, to do any of the following (although Secured Parties may do so, in whole or in part, at their sole option), all of which are hereby unconditionally waived by each of the Guarantors.

A.                                    take any steps whatsoever to collect from the Borrower or to file a claim of any kind against the Borrower; or

B.                                    take any steps whatsoever to foreclose, realize on or deal in any manner with the Collateral; or

C.                                    in any other respect exercise any diligence whatever in collecting or attempting to collect any of the Guaranteed Obligations by any means.

SECTION 4.                            Guaranty Unconditional.  The liability of each of the Guarantors for payment of the Guaranteed Obligations hereunder shall be absolute and unconditional, and nothing whatever except actual full payment to the Secured Parties of all the Guaranteed Obligations shall operate to discharge any Guarantor’s liability. Accordingly, each Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish the liability such Guarantor. Without limiting the generality of the foregoing, each Guarantor agrees that none of the following shall diminish or impair the liability of such Guarantor in any respect (all of which may be done without notice to any Guarantor of any kind):

A.                                    any extensions or renewals (regardless of the duration of such renewal term) of any of the Guaranteed Obligations, or any modifications, indulgences, adjustments, forbearances, waivers, compromises, settlements, or variations of, with regard to, affecting or in connection with the interest rate, times of payment of principal or interest, or any of the other terms of any of the Guaranteed Obligations or of any agreement (including the Credit Agreement, any Swap Agreement, any Banking Services Agreement or any other Loan Document) entered into with the Borrower, any Guarantor or any other Person liable or having granted Collateral for or otherwise having entered into an agreement in connection with any part of the Guaranteed Obligations;

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B.                                    the voluntary or involuntary discharge or release of any of the Guaranteed Obligations, or of any Person liable therefor, by reason of bankruptcy or insolvency laws or otherwise;

C.                                    the acceptance or release, with or without substitution, by Administrative Agent of any Collateral or other guaranty, or Collateral for such other guaranty, or any settlement, compromise or extension with respect to any Collateral, other guaranty or Collateral security for such other guaranty;

D.                                    the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the act of creating the Guaranteed Obligations or any part thereof is or was ultra vires, (ii) the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iii) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible, (iv) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or (v) the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

E.                                     any full or partial release of the liability of the Borrower with respect to the Guaranteed Obligations or any part thereof, of any Guarantor or any guarantors now or hereafter that are not parties to this Guaranty, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof;

F.                                      any surrender, exchange, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any Collateral;

G.                                    the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien (even if due to any failure on the part of the Administrative Agent or any other Secured Party to take any steps to perfect or maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations);

H.                                   the application or allocation by the Administrative Agent or any other Secured Party of payments, collections or credits on any portion of the Guaranteed Obligations regardless of what portion of the Guaranteed Obligations remains unpaid;

I.                                        the creation of any new Guaranteed Obligations covered by this Guaranty or renewal of any existing Guaranteed Obligations;

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J.                                        the making of a demand, or absence of demand, for payment of the Guaranteed Obligations or giving, or failing to give, any notice of dishonor or protest or any other notice;

K.                                    the voluntary or involuntary subordination by any Secured Party of its claim(s) with regard to the Guaranteed Obligations or any collateral security for the Guaranteed Obligations;

L.                                     disclosure by any Secured Party or the failure of any Secured Party to disclose to any Guarantor any information regarding the Borrower or any other guarantor of the Guaranteed Obligations;

M.                                 the failure of any other Subsidiary to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof;

N.                                    any change in the Borrower or the relationship of any Guarantor to the Borrower or any other guarantor of the Guaranteed Obligations; or

O.                                    any lack of diligence by any Secured Party in collecting or attempting to collect any of the Guaranteed Obligations or attempting to realize upon the value of any Collateral.

SECTION 5.                            General Waivers.  Each Guarantor unconditionally and irrevocably, knowingly, and expressly waives:

A.                                    any acceptance or notice of acceptance of this Guaranty, presentment, demand or action on delinquency, protest, and the benefit of any statutes of limitations;

B.                                    any rights to assert against the Administrative Agent and the other Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Secured Parties;

C.                                    any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefore against the Administrative Agent or any other Secured Party which would impair the Administrative Agent or such Secured Party’s rights against any Guarantor hereunder;

D.                                    any and all rights of subrogation, reimbursement, indemnity, contribution, recourse or other recovery against the Borrower to the extent any of the same would impair the Administrative Agent or any Secured Party’s rights against the Borrower or the Collateral; and

E.                                     to the maximum extent permitted by law, any notice, which Guarantor may be otherwise entitled at law or in equity, not provided for herein or under the other Loan Documents.

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SECTION 6.                            Subordination of Subrogation; Subordination of Intercompany Indebtedness.

A.                                    Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than the Unliquidated Obligations), the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waive any right to enforce any remedy which the the Issuing Bank or any other Secured Party now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person, and until such time the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Secured Parties, the Issuing Bank and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of the Borrower to the Administrative Agent, the Issuing Bank or any other Secured Party.  Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (x) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or setoff that such Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations) and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen).  Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the other Secured Parties and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the other Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6(A).

B.                                    Each Guarantor agrees that any and all claims of such Guarantor against the Borrower or any other Guarantor hereunder (each an “Obligor”) with respect to any Intercompany Indebtedness (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, such Guarantor may receive payments of principal and interest from any Obligor with respect to Intercompany Indebtedness.  Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Secured Parties and the Administrative Agent in those assets. No Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document, an Swap Agreement or any Banking Services Agreement have been terminated.  If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation,

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bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash).  Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the Secured Parties, such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of such Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Guarantor as the property of the Secured Parties.  If any such Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same.  Each Guarantor agrees that until the Guaranteed Obligations (other than Unliquidated Obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the Secured Parties have been terminated, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor.

SECTION 7.                            Financial Information.  Each Guarantor confirms to the Administrative Agent and the other Secured Parties that such Guarantor independently and without any reliance upon any advice or information from the Administrative Agent or any other Secured Party in determining whether to enter into this Guaranty has investigated the operations, business and finances of the Borrower to such Guarantor’s satisfaction and has adequate means of assessing those factors in the future, and acknowledges and agrees that neither the Administrative Agent or any other Secured Party shall have any duty or obligation to advise such Guarantor or supply such Guarantor with any information whatsoever concerning the present or future financial condition or business or affairs of the Borrower.

SECTION 8.                            Limitation of Guaranty.  It is the intention of each Guarantor, the Administrative Agent, and the other Secured Parties that the amount of the Guaranteed Obligations guaranteed by each Guarantor pursuant to this Guaranty shall not be in excess of the maximum amount permitted by fraudulent conveyance, fraudulent transfer or similar laws applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument now or hereafter executed in connection with any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by each Guarantor by this Guaranty shall be limited to such amount which after giving effect thereto (i) would not render such Guarantor insolvent, (ii) would not result in the fair salable value of the assets of such

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Guarantor being less than the amount required to pay such Guarantor’s debts and other liabilities (including contingent liabilities) as they mature, or (iii) leave such Guarantor with unreasonably small capital to carry out Guarantor’s business as now conducted and as proposed to be conducted, including such Guarantor’s capital needs, as such concepts described in clauses (i), (ii) and (iii) of this paragraph are determined under applicable law, if the obligations of such Guarantor hereunder would otherwise be set aside, terminated, discharged, annulled or voided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court. For purposes of this paragraph, the term “applicable law” means as to each Guarantor each statute, law, ordinance, regulation, order, judgment, injunction or decree of the United States or any state or commonwealth, any municipality, any foreign country, or any territory, possession or tribunal applicable to Guarantor.

Each Guarantor agrees that in the event of any bankruptcy, reorganization, winding up, or similar proceedings with respect to the Borrower, no limitation on the liability of the Borrower on any of the Guaranteed Obligations that may now or hereafter be imposed by any federal, state or other statute, law, regulation or judicial or administrative determination applicable to such proceedings shall in any way limit the obligation hereunder of such Guarantor, which obligation is co-extensive with the liability of the Borrower as set forth in the Guaranteed Obligations without regard to any such limitation. In the event any payment by the Borrower to the Administrative Agent or any other Secured Party is held to constitute a preference under the bankruptcy laws, or for any other reason the Administrative Agent or any other Secured Party is required to refund such payment or pay the amount thereof to any other party, such payment by the Administrative Agent or such other Secured Party to the Borrower shall not constitute a release of any Guarantor from any liability hereunder but such Guarantor agrees to pay such amount to the Administrative Agent or such other Secured Party, as applicable, upon demand.

SECTION 9.                            Representations and Warranties.  Each Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that:

A.                                    The execution, delivery and performance by such Guarantor of this Guaranty (i) is authorized by all documents, agreements, and stipulations limiting the activities of Guarantor, (ii) does not require approval of any Governmental Authority, (iii) will not violate any provision of law, any order of any court or any Governmental Authority, or any indenture, agreement, or other instrument to which such Guarantor is a party or by which Guarantor or any of such Guarantor’s property is bound, (iv) will not be in conflict with, result in a breach of or constitute (with or without due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, and (v) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of such Guarantor’s property or assets. This Guaranty constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

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B.                                    Except as otherwise may be disclosed pursuant to the Credit Agreement, there is no action, suit or proceeding pending, or to the knowledge of such Guarantor, threatened, against or affecting such Guarantor or involving the validity or enforceability of this Guaranty, including before or by any Governmental Authority, and such Guarantor is not in default with respect to any order, writ, judgment, decree or demand of any court or other Governmental Authority.

C.                                    Neither this Guaranty nor any certificate or other document furnished to the Administrative Agent or any other Secured Party by or on behalf of such Guarantor pursuant to any of the Guaranteed Obligations contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. Except as otherwise may be disclosed pursuant to the Credit Agreement, there are no facts known to such Guarantor that, individually or in the aggregate, materially adversely affect or involve any substantial possibility of materially adversely affecting such Guarantor’s business condition or affairs, properties or assets considered as an entirety.

SECTION 10.                     Joint and Several Liability.  The liability of each Guarantor as to the Guaranteed Obligations guaranteed hereby shall be joint and several with any and each other Guarantor of all or any portion of the Guaranteed Obligations.

SECTION 11.                     Successors and Assigns.  This Guaranty shall inure to the benefit of Administrative Agent and the other Secured Parties and their respective successors and assigns, including each and every holder or owner of any of the Guaranteed Obligations guaranteed hereby (including the assignment of any amounts payable under the Credit Agreement, any Swap Agreement, any Banking Services Agreement or the other Loan Documents in accordance with the respective terms thereof), and this Guaranty shall be deemed a separate contract with each such holder and owner.  This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

SECTION 12.  Changes in Writing.  No amendment, modification or waiver of this Guaranty shall be deemed to be made by the Administrative Agent or any other Secured Party unless in a writing signed by the Administrative Agent, and any such amendment, modification or waiver shall be strictly construed. No waiver by Administrative Agent shall be construed or deemed to be a waiver of any other provision or condition of this Guaranty or a waiver of a subsequent breach of the same provision or condition, and no failure or delay by the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 13.                     Taxes, Expenses of Enforcement, Etc.

A.                                    Taxes.

(i)                                     Each payment by any Guarantor hereunder or under any promissory note or application for a Letter of Credit shall be made without withholding for any Taxes,

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unless such withholding is required by any law. If any Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the applicable Recipient receives the amount it would have received had no such withholding been made.

(ii)                                  In addition, such Guarantor shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(iii)                               As soon as practicable after any payment of Indemnified Taxes by any Guarantor to a Governmental Authority, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(iv)                              The Guarantors shall jointly and severally indemnify each Recipient for any Indemnified Taxes that are paid or payable by such Recipient in connection with any Loan Document (including amounts payable under this Section 13(A)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 13(A) shall be paid within ten (10) days after the Recipient delivers to any Guarantor a certificate stating the amount of any Indemnified Taxes so payable by such Recipient. Such certificate shall be conclusive of the amount so payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent. In the case of any Lender making a claim under this Section 13(A) on behalf of any of its beneficial owners, an indemnity payment under this Section 13(A) shall be due only to the extent that such Lender is able to establish that, with respect to the applicable Indemnified Taxes, such beneficial owners supplied to the applicable Persons such properly completed and executed documentation necessary to claim any applicable exemption from, or reduction of, such Indemnified Taxes.

(v)  By accepting the benefits hereof, each Lender agrees that it will comply with Section 2.17(f) of the Credit Agreement.

B.                                    Expenses of Enforcement, Etc.  The Guarantors agree to reimburse the Administrative Agent and the other Secured Parties for any reasonable costs and out-of-pocket expenses (including attorneys’ fees) paid or incurred by the Administrative Agent or any other Secured Party in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.

SECTION 14.                     Severability.  The invalidity or unenforceability of any one or more provisions of this Guaranty shall not impair the validity and enforceability of any of the other provisions of this Guaranty.

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SECTION 15.                     Notices.  Each Guarantor irrevocably designates Borrower as the agent for such Guarantor for the purpose of receiving any notices, requests and other communications from Administrative Agent or any other Secured Party pursuant to this Guaranty and agrees that notices provided by Administrative Agent or any other Secured Party to the Borrower shall be effective as notice to such Guarantor if given in a manner stipulated by Section 9.01 of the Credit Agreement.

SECTION 16.                     Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty or Article X of the Credit Agreement, as applicable, in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 16 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 25 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 16 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents.  Each Qualified ECP Guarantor intends that this Section 16 constitute, and this Section 16 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 17.                     Counterparts and Effectiveness.  This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Guaranty. This Guaranty shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Guaranty and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

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SECTION 18.                     Governing Law.  This Guaranty was negotiated in the Commonwealth of Kentucky and delivered by Guarantors and accepted by Administrative Agent for the benefit of itself and the ratable benefit of the Secured Parties in the Commonwealth of Kentucky, and proceeds of the Guaranteed Obligations have been and/or will be disbursed from the Commonwealth of Kentucky, which state each Guarantor, Administrative Agent and the other Secured Parties agree has a substantial relationship to such Guarantor, Administrative Agent and the other Secured Parties, as applicable, and to the underlying transaction in connection with which this Guaranty is delivered. This Guaranty, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America, and no defense given or allowed by the laws of any other state or country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the Commonwealth of Kentucky.

This Guaranty supplements and is in addition to any other guaranties given by any Guarantor and any other Persons, respectively, of the Guaranteed Obligations, and shall not be deemed to be in substitution for nor otherwise impair in any manner the enforceability of such other guaranties against any Guarantor or any such other Person.

SECTION 19.                  Consent to Jurisdiction and Venue.  Each Guarantor hereby irrevocably consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky in connection with any action or proceeding pertaining to this Guaranty or the Guaranteed Obligations, and irrevocably agrees that, subject to Administrative Agent’s sole and absolute election, any actions relating to the Guaranteed Obligations shall be litigated in such courts, and each Guarantor waives any objection that such Guarantor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. Nothing contained in this paragraph shall affect the right of Administrative Agent or any Secured Party to bring any action or proceeding against any Guarantor or any Guarantor’s property in the courts of any other jurisdiction.

SECTION 20.                  WAIVER OF TRIAL BY JURY.  THE ADMINISTRATIVE AGENT AND THE GUARANTORS ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY. AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.

SECTION 21.                  Limitation of Guaranty.  For purposes of Kentucky Revised Statute 371.065, the maximum aggregate liability of each Guarantor under this Guaranty

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is $500,000,000.00, exclusive of interest, fees, charges, costs, Swap Obligations, Banking Services Obligations and reasonable attorneys’ fees (but this Guaranty will continue until the Guarantor has paid such maximum aggregate liability, and any interest, fees, charges, costs and fees for which such Guarantor is liable hereunder, or until (i) all of the Guaranteed Obligations have been indefeasibly paid in full and all Commitments have been terminated or (ii) this Guaranty terminated by Administrative Agent, whichever first occurs, and this Guaranty will so continue irrespective of the aggregate amount of Guarantor’s obligations and whether or not such obligations from time to time exceed such maximum aggregate liability).  This Guaranty will terminate on December 5, 2022, but such termination will not affect the liability of the undersigned for Guaranteed Obligations incurred or created prior to such date, or extensions or renewals of interest accruing on, or fees or expenses incurred with respect to, such Guaranteed Obligations on or after such date.

<the balance of this page intentionally has been left blank>

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IN WITNESS WHEREOF, the Guarantors have executed this Agreement on the date first above written.

“Guarantors”

[Signature Page to Amended and Restated Guaranty]

1	ADULT DAY CARE OF AMERICA, INC., a Delaware corporation

2	AFAM MERGER, INC., a Delaware corporation

3	CAMBRIDGE HOME HEALTH CARE, INC., an Ohio corporation

4	CAMBRIDGE HOME HEALTH CARE, INC./PRIVATE, an Ohio corporation

5	CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation

6	CARETENDERS OF CLEVELAND, INC., a Kentucky corporation

7	CARETENDERS OF COLUMBUS, INC., a Kentucky corporation

8	CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a Kentucky corporation

9	NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation

10	OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation

11	PATIENT CARE MEDICAL SERVICES, INC., a New Jersey corporation

12	PATIENT CARE NEW JERSEY, INC., a Delaware corporation

13	PATIENT CARE PENNSYLVANIA, INC., a Delaware corporation

14	PATIENT CARE, INC., a Delaware corporation

15	PRIORITY CARE, INC., a Connecticut corporation

16	SUNCREST HEALTHCARE, INC., a Georgia corporation

17	SUNCREST HOME HEALTH OF AL, INC., an Alabama corporation

[Signature Page to Amended and Restated Guaranty]

18	SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation

19	SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia corporation

20	SUNCREST HOME HEALTH OF MANCHESTER, INC., a Tennessee corporation

21	SUNCREST HOME HEALTH OF NASHVILLE, INC., a Tennessee corporation

22	SUNCREST HOME HEALTH OF SOUTH GA, INC., a Georgia corporation

23	SUNCREST LBL HOLDINGS, INC., a Tennessee corporation

24	SUNCREST TELEHEALTH SERVICES, INC., a Tennessee corporation

25	TENNESSEE NURSING SERVICES OF MORRISTOWN, INC., a Tennessee corporation

26	TRIGG COUNTY HOME HEALTH, INC., a Kentucky corporation

27	AFAM ACQUISITION LLC, a Kentucky limited liability company

28	ALMOST FAMILY ACO SERVICES OF KENTUCKY, LLC, a Kentucky limited liability company

29	ALMOST FAMILY ACO SERVICES OF SOUTH FLORIDA, LLC, a Florida limited liability company

30	ALMOST FAMILY ACO SERVICES OF TENNESSEE, LLC, a Tennessee limited liability company

[Signature Page to Amended and Restated Guaranty]

31	ALMOST FAMILY PC OF FT. LAUDERDALE, LLC, a Florida limited liability company

32	ALMOST FAMILY PC OF KENTUCKY, LLC, a Kentucky limited liability company

33	ALMOST FAMILY PC OF SW FLORIDA, LLC, a Florida limited liability company

34	ALMOST FAMILY PC OF WEST PALM, LLC, a Florida limited liability company

35	BGR ACQUISITION, LLC, a Florida limited liability company

36	CARETENDERS OF JACKSONVILLE, LLC, a Florida limited liability company

37	CARETENDERS VISITING SERVICES OF DISTRICT 6 LLC, a Kentucky limited liability company

38	CARETENDERS VISITING SERVICES OF DISTRICT 7 LLC, a Kentucky limited liability company

39	CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC, a Florida limited liability company

40	CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC, a Florida limited liability company

41	CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC, a Kentucky limited liability company

42	CARETENDERS VISITING SERVICES OF COLUMBUS, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Guaranty]

43	CARETENDERS VISITING SERVICES OF OCALA, LLC, a Florida limited liability company

44	CARETENDERS VISITING SERVICES OF ORLANDO, LLC, a Kentucky limited liability company

45	CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC, a Florida limited liability company

46	CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC, an Illinois limited liability company

47	CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC, a Florida limited liability company

48	CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC, a Missouri limited liability company

49	CARETENDERS VNA OF OHIO, LLC, an Ohio limited liability company

50	CARETENDERS VS OF BOSTON, LLC, a Massachusetts limited liability company

51	CARETENDERS VS OF CENTRAL KY, LLC, a Kentucky limited liability company

52	CARETENDERS VS OF LINCOLN TRAIL, LLC, a Kentucky limited liability company

53	CARETENDERS VS OF LOUISVILLE, LLC, a Kentucky limited liability company

54	CARETENDERS VS OF OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Guaranty]

55	CARETENDERS VS OF SE OHIO, LLC, an Ohio limited liability company

56	CARETENDERS VS OF WESTERN KY, LLC, a Kentucky limited liability company

57	HOME HEALTH AGENCY -CENTRAL PENNSYLVANIA, LLC, a Florida limited liability company

58	HOME HEALTH AGENCY-BREVARD, LLC, a Florida limited liability company

59	HOME HEALTH AGENCY-BROWARD, Inc., a Florida corporation

60	HOME HEALTH AGENCY -COLLIER, LLC, a Florida limited liability company

61	HOME HEALTH AGENCY -HILLSBOROUGH, LLC, a Florida limited liability company

62	HOME HEALTH AGENCY -ILLINOIS, LLC, a Florida limited liability company

63	HOME HEALTH AGENCY -INDIANA, LLC, a Florida limited liability company

64	HOME HEALTH AGENCY - PALM BEACHES, LLC, a Florida limited liability company

65	HOME HEALTH AGENCY -PENNSYLVANIA, LLC, a Florida limited liability company

66	HOME HEALTH AGENCY -PHILADELPHIA, LLC, a Florida limited liability company

67	HOME HEALTH AGENCY -PINELLAS, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Guaranty]

68	IMPERIUM HEALTH MANAGEMENT, LLC, a Kentucky limited liability company

69	IN HOMECARE NETWORK CENTRAL, LLC, an Indiana limited liability company

70	IN HOMECARE NETWORK NORTH, LLC, an Indiana limited liability company

71	MEDERI CARETENDERS VS OF SE FL, LLC, a Florida limited liability company

72	MEDERI CARETENDERS VS OF BROWARD, LLC, a Florida limited liability company

73	MEDERI CARETENDERS VS OF SW FL, LLC, a Florida limited liability company

74	MEDERI CARETENDERS VS OF TAMPA, LLC, a Florida limited liability company

75	OMNI HOME HEALTH SERVICES, LLC, a Delaware limited liability company

76	OMNI HOME HEALTH - DISTRICT 1, LLC, a Florida limited liability company

77	OMNI HOME HEALTH - DISTRICT 2, LLC, a Florida limited liability company

78	OMNI HOME HEALTH - DISTRICT 4, LLC, a Florida limited liability company

79	OMNI HOME HEALTH -HERNANDO, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Guaranty]

80	OMNI HOME HEALTH - JACKSONVILLE, LLC, a Florida limited liability company

81	OMNI HEALTH MANAGEMENT, LLC, a Florida limited liability company

82	PATIENT CARE CONNECTICUT LLC, a Connecticut limited liability company

83	PRINCETON HOME HEALTH, LLC, an Alabama limited liability company

84	SUNCREST COMPANION SERVICES, LLC, a Tennessee limited liability company

85	SUNCREST HEALTHCARE OF EAST TENNESSEE, LLC, a Tennessee limited liability company

86	SUNCREST HEALTHCARE OF MIDDLE TN, LLC, a Tennessee limited liability company

87	SUNCREST HEALTHCARE OF WEST TENNESSEE, LLC, a Tennessee limited liability company

88	SUNCREST HOME HEALTH OF TAMPA, LLC, a Florida limited liability company

89	SUNCREST HOME HEALTH OF MO, INC., a Missouri corporation

90	SUNCREST HOME HEALTH OF NORTH CAROLINA, INC., a North Carolina corporation

91	SUNCREST HOME HEALTH - SOUTHSIDE, LLC, a Georgia limited liability company

92	SUNCREST OUTPATIENT REHAB SERVICES OF TN, LLC, a Tennessee limited liability company

[Signature Page to Amended and Restated Guaranty]

93	SUNCREST OUTPATIENT REHAB SERVICES, LLC, a Tennessee limited liability company

94	BRACOR, INC., a New York corporation

95	BHC SERVICES, INC., a New York corporation

96	WESTERN REGION HEALTH CORPORATION, a New York corporation

97	WILLCARE, INC., a New York corporation

98	PATIENT’S CHOICE HOMECARE, LLC, a Connecticut limited liability company

99	CONNECTICUT HOME HEALTH CARE, INCORPORATED, a Connecticut corporation

100	LITSON CERTIFIED CARE, INC., a New York corporation

101	LITSON HEALTH CARE, INC., a New York corporation

102	INGENIOS HEALTH HOLDINGS, INC., a Delaware corporation

103	INGENIOS HEALTH CO., a Delaware corporation

104	BLACK STONE OPERATIONS, LLC, an Ohio limited liability company

105	BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

106	BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

107	BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

108	BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

109	BLACKSTONE GROUP, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Guaranty]

110	BLACKSTONE HEALTH CARE, LLC, an Ohio limited liability company

111	S&B HEALTH CARE, LLC, an Ohio limited liability company

112	ADVANCED GERIATRIC EDUCATION & CONSULTING, LLC, an Ohio limited liability company

113	BLACK STONE OF NORTHEAST OHIO, LLC, an Ohio limited liability company

114	MJ NURSING AT BLACK STONE, LLC, an Ohio limited liability company

115	CARE ADVISORS BY BLACK STONE, LLC, an Ohio limited liability company

116	ASSISTED CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

117	HOME HEALTH CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

118	ASSISTED CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

119	HOME HEALTH CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

120	ASSISTED CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

121	HOME HEALTH CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

122	HOME HEALTH CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

123	ASSISTED CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Guaranty]

124	PATIENT CARE OF HUDSON COUNTY, LLC, a New Jersey limited liability company

125	LONG TERM SOLUTIONS, INC., a Massachusetts corporation

126	HOME HEALTH OF JEFFERSON CO, LLC, a Kentucky limited liability company

127	HHA OF WISCONSIN, LLC, a Wisconsin limited liability company

128	PATIENT CARE HHA, LLC, a Connecticut limited liability company

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer of each Subsidiary Guarantor designated as numbers 1-128 above

[Signature Page to Amended and Restated Guaranty]

Accepted on behalf of Secured Parties by Administrative Agent

JPMORGAN CHASE BANK, N.A.

By	/s/ Will Barry
Name: Will Barry
Title: Associate

[Signature Page to Amended and Restated Guaranty]

ANNEX I TO GUARANTY

Reference is hereby made to the Amended and Restated Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) made as of December 2, 2016, made by each of the Subsidiaries of Almost Family, Inc., a Delaware corporation (the “Borrower”) listed on the signature pages thereto (each an “Initial Guarantor”, and together with any additional Subsidiaries which become parties to the Guaranty by executing Guaranty Supplements thereto substantially similar in form and substance hereto, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty.  By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto.  By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 8 of the Guaranty are true and correct in all respects as of the date hereof.

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this            day of          , 20   .

[NAME OF NEW GUARANTOR]

By:
Name:
Title: